Exhibit 10.1





                             COMMERCE BANCORP, INC.



                         1997 EMPLOYEE STOCK OPTION PLAN


       1.   Purpose of Plan

              The purpose of the 1997 Employee Stock Option Plan (the "Plan") is to provide additional incentive to officers and other key employees of Commerce Bancorp, Inc. ("Commerce") and each present or future parent or subsidiary corporation by encouraging them to invest in shares of common stock, par value $1.5625 per share ("Common Stock"), of Commerce and thereby acquire a proprietary interest in Commerce and an increased personal interest in Commerce's continued success and progress, to the mutual benefit of officers, employees and shareholders.


       2.   Aggregate Number of Shares

              8,617,578 shares of Commerce Common Stock shall be the aggregate number of shares which may be issued under this Plan. Notwithstanding the foregoing, in the event of any change in the outstanding shares of the Common Stock of Commerce by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Personnel Committee (defined in Section 4(a)), deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Personnel Committee. Reacquired shares of Commerce Common Stock, as well as unissued shares, may be used for the purpose of this Plan. Shares of Commerce Common Stock subject to options which have terminated unexercised, either in whole or in part, shall be available for future options granted under this Plan. No individual may receive options under the Plan for more than 50% of the total number of shares of Commerce Common Stock authorized for issuance under this Plan.

       3.   Class of Persons Eligible to Receive Options

              All officers and key employees of Commerce and of any present or future Commerce parent or subsidiary corporation are eligible to receive an option or options under this Plan. The individuals who shall, in fact, receive an option or options shall be selected by the Personnel Committee, in its sole discretion, except as otherwise specified in Section 4 hereof.

       4.   Administration of Plan

              (a) This Plan shall be administered by the Personnel Committee ("Committee") appointed by Commerce's Board of Directors provided, however, that at the option of the Board of Directors, the Plan may be administered by the Board of Directors of Commerce at any time and from time to time. The Committee shall consist of a minimum of three members of the Board of Directors, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended or any future corresponding rule, except that the failure of the Committee or of the Board of Directors for any reason to be composed solely of Non-Employee Directors shall not prevent an option from being considered granted under this Plan. The Committee, in addition to its other authority and subject to the provisions of this Plan, shall determine which individuals shall be granted an option or options, whether the option shall be an Incentive Stock Option or a Non-Qualified Stock Option (as such terms are defined in Section 5(a)), the number of shares to be subject to each of the options, the time or times at which the options shall be granted, the rate of option exercisability, and, subject to Section 5 hereof, the price at which each of the options is exercisable and the duration of the option. The term "Committee," as used in this Plan and the options granted hereunder, refers to the Committee or to the Board of Directors, if the Board elects to administer the Plan as provided above.

              (b) The Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. The Committee shall have the right to construe the Plan and the options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee or the Board of Directors shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of any authority or discretion granted in connection with the Plan to the Committee or the Board of Directors, or for the acts or omissions of any other members of the Committee or the Board of Directors. Subject to the numerical limitations on Committee membership set forth in Section 4(a) hereof, the Board of Directors may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause. Vacancies in the Committee, however caused, may be filled by the Board of Directors, if it so desires.

       5.   Incentive Stock Options and Non-Qualified Stock Options

              (a) Options issued pursuant to this Plan may be either Incentive Stock Options granted pursuant to Section 5(b) hereof or Non-Qualified Stock Options granted pursuant to Section 5(c) hereof, as determined by the Committee. An "Incentive Stock Option" is an option which satisfies all of the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder, and a "Non-Qualified Stock Option" is an option which either does not satisfy all of those requirements or the terms of the option provide that it will not be treated as an Incentive Stock Option. The Committee may grant both an Incentive Stock Option and a Non-Qualified Stock Option to the same person, or more than one of each type of option to the same person. The option price for Incentive Stock Options issued under this Plan shall be equal at least to the fair market value (as defined below) of Commerce's Common Stock on the date of the grant of the option as determined by the Committee in accordance with its interpretation of the requirements of
Section 422 of the Code and the regulations thereunder. The option price for Non-Qualified Stock Options issued under this Plan may, in the sole discretion of the Committee, be less than the fair market value of the Common Stock on the date of the grant of the option. If an Incentive Stock Option is granted to an individual who, at the time the option is granted, owns stock possessing more than 10 percent of the total combined voting power of all shares of stock of Commerce or any parent or subsidiary corporation of Commerce (a "10% Shareholder"), the option price shall not be less than 110 percent of the fair market value of Commerce's Common Stock on the date of grant of the option and such option shall not be exercisable after the expiration of five years from the date the option is granted, all as more fully set forth in Section 422 of the Code and the regulations promulgated thereunder. The fair market value of Commerce's Common Stock on any particular date shall mean the last reported sale price of a share of Commerce's Common Stock on any stock exchange on which such stock is then listed or admitted to trading, or on the NASDAQ National Market System, on such date, or if no sale took place on such day, the last such date on which a sale took place, or if the Common Stock is not then quoted on the NASDAQ National Market System, or listed or admitted to trading on any stock exchange, the average of the bid and asked prices in the over-the-counter market on such date, or if none of the foregoing, a price determined in good faith by the Committee to equal the fair market value per share of the Common Stock.

              (b) Subject to the authority of the Committee set forth in Section 4(a) hereof, Incentive Stock Options issued pursuant to this Plan shall be issued substantially in the form set forth in Appendix I hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Incentive Stock Options shall not be exercisable after the expiration of ten years (five years in the case of 10% Shareholders) from the date such options are granted, unless terminated earlier under the terms of the option. At the time of the grant of an Incentive Stock Option hereunder, the Committee may, in its discretion, modify or amend any of the option terms contained in Appendix I for any particular optionee, provided that the option as modified or amended satisfies the requirements of Section 422 of the Code and the regulations thereunder. Each of the options granted pursuant to this Section 5(b) is intended, if possible, to be an "Incentive Stock Option" as that term is defined in Section 422 of the Code and the regulations thereunder. In the event this Plan or any option granted pursuant to this Section 5(b) is in any way inconsistent with the applicable legal requirements of the Code or the regulations thereunder for an Incentive Stock Option, this Plan and such option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.

              (c) Subject to the authority of the Committee set forth in Section 4(a) hereof, Non-Qualified Stock Options issued pursuant to this Plan shall be issued substantially in the form set forth in Appendix II hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Non-Qualified Stock Options shall expire ten years and thirty days after the date they are granted, unless terminated earlier under the option terms. At the time of granting a Non-Qualified Stock Option hereunder, the Committee may, in its discretion, modify or amend any of the option terms contained in Appendix II for any particular optionee, including, without limitation, the extent of the assignability and/or transferability of such option.

              (d) Neither Commerce nor any of its current or future parent, subsidiaries or affiliates, nor their officers, directors, shareholders, stock option plan committees, employees or agents shall have any liability to any optionee in the event: (i) an option granted pursuant to Section 5(b) hereof does not qualify as an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder; (ii) any optionee does not obtain the tax treatment pertaining to an Incentive Stock Option; or (iii) any option granted pursuant to Section 5(c) hereof is an "Incentive Stock Option."

       6.   Modification, Amendment, Suspension and Termination

              Options shall not be granted pursuant to this Plan after the expiration of ten years from the date the Plan is adopted by the Board of Directors of Commerce. The Board of Directors reserves the right at any time, and from time to time, to modify or amend this Plan in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors; provided, however, that such action shall not affect options granted under the Plan prior to the actual date on which such action occurred. If a modification or amendment of this Plan is required by the Code or the regulations thereunder to be approved by the shareholders of Commerce in order to permit the granting of "Incentive Stock Options" (as that term is defined in Section 422 of the Code and regulations thereunder) pursuant to the modified or amended Plan, such modification or amendment shall also be approved by the shareholders of Commerce in such manner as is prescribed by the Code and the regulations thereunder. If the Board of Directors voluntarily submits a proposed modification, amendment, suspension or termination for shareholder approval, such submission shall not require any future modifications, amendments, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for shareholder approval.

       7.   Effectiveness of Plan

              This Plan shall become effective on the date of its adoption by Commerce's Board of Directors, subject however to approval by the holders of Commerce Common Stock in the manner as prescribed in the Code and the regulations thereunder. Options may be granted under this Plan prior to obtaining shareholder approval, provided such options shall not be exercisable before such shareholder approval is obtained.


       8.   General Conditions

              (a) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any employee the right to continue in the employ of Commerce or any present or future parent, affiliated or subsidiary corporation or interfere in any way with the rights of Commerce or any present or future parent, affiliated or subsidiary corporation to terminate his employment in any way.

              (b) Corporate action constituting an offer of stock for sale to any employee under the terms of the options to be granted hereunder shall be deemed complete as of the date when the Committee authorizes the grant of the option to the employee, regardless of when the option is actually delivered to the employee or acknowledged or agreed to by him.

              (c) The terms "parent corporation" and "subsidiary corporation" as used throughout this Plan, and the options granted pursuant to this Plan, shall (except as otherwise provided in the option form) have the respective meanings ascribed to such terms when contained in Section 422(b) of the Code and the regulations thereunder, and Commerce shall be deemed to be the grantor corporation for purposes of applying such meanings.

              (d) References in this Plan to the Code shall be deemed to also refer to the corresponding provisions of any future United States revenue law.

              (e) The use of the masculine pronoun shall include the feminine gender whenever appropriate.

                                   APPENDIX I

                             INCENTIVE STOCK OPTION



To:
    ----------------------------------------------------------------------------
                                      Name



--------------------------------------------------------------------------------
                                     Address



Date of Grant:
                 -------------------------------------



       You are hereby granted an option, effective as of the date hereof, to purchase ______ shares of Common Stock, par value $1.5625 per share, ("Common Stock") of Commerce Bancorp, Inc. ("Commerce") at a price of _____ per share pursuant to the Commerce 1997 Employee Stock Option Plan (the "Plan") adopted by the Commerce Board of Directors effective __________, 1997. Your option price is intended to equal at least the fair market value of Commerce Common Stock as of the date hereof; provided, however, that if, at the time this option is granted, you own stock possessing more than 10% of the total combined voting power of all shares of stock of Commerce or any parent or subsidiary corporation of Commerce (a "10% Shareholder"), your option price is intended to be at least 110% of the fair market value of Commerce Common Stock as of the date hereof.

       Except as provided below, no option may be exercised within one year from the date of grant. Options held more than one year may be exercised based upon years of service or option holding period, whichever is sooner, pursuant to the following schedule:



              Years of Service                Option Holding Period
              ----------------                ---------------------
Less than 3 years  -              25%          0-1 year             -       0%

More than 3 years and less than
  6 years          -              50%          1-2 years            -      25%

More than 6 years and less than
  8 years          -              75%          2-3 years            -      50%
                                               3-4 years            -      75%
More than 8 years  -             100%          More than four years -     100%


       This option shall terminate and is not exercisable after the expiration of ten years from the date of its grant (five years from the date of grant if, at the time of the grant, you are a 10% Shareholder) (the "Scheduled Termination Date"), except as hereafter provided. To the extent this option does not quality as an incentive stock option for any reason, it shall be considered a non-qualified stock option.

       In the event of a "change of control" (as hereafter defined) of Commerce, your option may, from and after the date of the change of control (but in no event later than the Scheduled Termination Date), and notwithstanding the second paragraph of this option, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for any changes in the outstanding Commerce Common Stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances).

       A "change of control" shall be deemed to have occurred upon the happening of any of the following events:

              1. A change within a twelve-month period in a majority of the members of the board of directors of Commerce;

              2. A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of Commerce; or

              3. Any other event deemed to constitute a "change in control" by the Board of Directors.

       You may exercise your option by giving written notice to the Secretary of Commerce on forms supplied by Commerce at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the Committee) certificates representing shares of Common Stock of Commerce, which will be valued by the Secretary of Commerce at the fair market value per share of Commerce Common Stock (as determined in accordance with the Plan) on the last trading day immediately preceding the date of delivery of such certificates to Commerce, accompanied by an assignment of the stock to Commerce; or (c) (unless prohibited by the Committee) any combination of cash and Common Stock of Commerce valued as provided in clause (b). Any assignment of stock shall be in a form and substance satisfactory to the Secretary of Commerce, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable or determines that such taxes are due and payable.

       Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by Commerce or a Commerce parent or subsidiary corporation is terminated, whether such termination is voluntary or not, other than by reason of disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, or death, in which case your option will terminate one year from the date of termination of employment due to disability or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by a Commerce subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Commerce subsidiary corporation, unless you are on that date transferred to Commerce or another Commerce subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from Commerce to a Commerce subsidiary corporation, or vice versa, or from one Commerce subsidiary corporation to another Commerce subsidiary corporation.

       Anything in this option to the contrary notwithstanding, your option will terminate immediately if your employment is terminated for cause (as determined by Commerce in its sole and absolute discretion). Your employment shall be deemed to have been terminated for cause if you are terminated due to, among other reasons, (i) your willful misconduct or gross negligence, (ii) your material breach of any agreement with Commerce or (iii) your failure to render satisfactory services to Commerce.

       If you die while employed by Commerce or a Commerce parent or subsidiary corporation, your legatee(s), distributee(s), executor(s) or administrator(s), as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with Commerce or a Commerce parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination
Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your legatee, distributee, executor, administrator, guardian or custodian must present proof of his authority satisfactory to Commerce prior to being allowed to exercise this option.

       In the event of any change in the outstanding shares of the Common Stock of Commerce by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

       This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of Commerce. Commerce reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which Commerce deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

       Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

              (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of Commerce in the manner prescribed by the Code and the regulations thereunder;

              (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as Commerce may deem necessary or desirable; or

              (c) During any period of time in which Commerce deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause Commerce to be legally obligated to issue or sell more shares than Commerce is legally entitled to issue or sell.

              (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by Commerce in connection with the option exercise and (ii) the employee's portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

              (e) Until Commerce has registered its Common Stock under the Securities Exchange Act of 1934, as amended.

              The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

              (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to Commerce to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgements and agreements as Commerce may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

              (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

              "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to Commerce that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to Commerce that said registration is no longer required.

       The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

       It is the intention of Commerce and you that this option shall, if possible, be an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder. In the event this option is in any way inconsistent with the legal requirements of the Code or the regulations thereunder for an "Incentive Stock Option," this option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.

       This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between Commerce and you with respect to the subject matter hereof and no amendment, modification or waiver of this option, in whole or in part, shall be binding upon Commerce unless in writing and signed by the President of Commerce. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New Jersey.

       Please sign the copy of this option and return it to Commerce's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.





                                         COMMERCE BANCORP, INC.





                                         By:
                                             ---------------------------------




       I hereby acknowledge receipt of a copy of the foregoing stock option and, having read it, hereby signify my understanding of, and my agreement with, its terms and conditions.








---------------------------------           ---------------------------------
(Signature)                                 (Date)

                                   APPENDIX II



                           NON-QUALIFIED STOCK OPTION




To:
    ----------------------------------------------------------------------------
                                      Name



--------------------------------------------------------------------------------
                                     Address



Date of Grant:
                 -------------------------------------




       You are hereby granted an option, effective as of the date hereof, to purchase ______ shares of Common Stock, par value $1.5625 per share ("Common Stock"), of Commerce Bancorp, Inc. ("Commerce") at a price of _____ per share pursuant to the Commerce 1997 Employee Stock Option Plan (the "Plan") adopted by the Commerce Board of Directors effective __________, 1997.

       Except as provided below, no option may be exercised within one year from the date of grant. Options held more than one year may be exercised based upon years of service or option holding period, whichever is sooner, pursuant to the following schedule:



              Years of Service                Option Holding Period
              ----------------                ---------------------
Less than 3 years  -              25%          0-1 year             -       0%

More than 3 years and less than
  6 years          -              50%          1-2 years            -      25%

More than 6 years and less than
  8 years          -              75%          2-3 years            -      50%
                                               3-4 years            -      75%
More than 8 years  -             100%          More than four years -     100%



       This option shall terminate and is not exercisable after the expiration of ten years and thirty days from the date of its grant (the "Scheduled Termination Date"), except as hereafter provided.

       In the event of a "change of control" (as hereafter defined) of Commerce, your option may, from and after the date of the change of control (but in no event later than the Scheduled Termination Date), and notwithstanding the second paragraph of this option, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for any changes in the outstanding Commerce Common Stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances).

       A "change of control" shall be deemed to have occurred upon the happening of any of the following events:

              1. A change within a twelve-month period in a majority of the members of the board of directors of Commerce;

              2. A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of Commerce; or

              3. Any other event deemed to constitute a "change in control" by the Board of Directors.

       You may exercise your option by giving written notice to the Secretary of Commerce on forms supplied by Commerce at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the Committee) certificates representing shares of Common Stock of Commerce, which will be valued by the Secretary of Commerce at the fair market value per share of Commerce's Common Stock (as determined in accordance with the Plan) on the last trading day immediately preceding the date of delivery of such certificates to Commerce, accompanied by an assignment of the stock to Commerce; or (c) (unless prohibited by the Committee) any combination of cash and Common Stock of Commerce valued as provided in clause (b). Any assignment of stock shall be in a form and substance satisfactory to the Secretary of Commerce, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable or determines that such taxes are due and payable.

       Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by Commerce or a Commerce parent or subsidiary corporation is terminated, whether such termination is voluntary or not, other than by reason of disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, or death, in which case your option will terminate one year from the date of termination of employment due to disability or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by a Commerce subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Commerce subsidiary corporation, unless you are on that date transferred to Commerce or another Commerce subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from Commerce to a Commerce subsidiary corporation, or vice versa, or from one Commerce subsidiary corporation to another Commerce subsidiary corporation.

       Anything in this option to the contrary notwithstanding, your option will terminate immediately if your employment is terminated for cause (as determined by Commerce in its sole and absolute discretion). Your employment shall be deemed to have been terminated for cause if you are terminated due to, among other reasons, (i) your willful misconduct or gross negligence, (ii) your material breach of any agreement with Commerce or (iii) your failure to render satisfactory services to Commerce.

       If you die while employed by Commerce or a Commerce parent or subsidiary corporation, your legatee(s), distributee(s), executor(s) or administrator(s), as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with Commerce or a Commerce parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination
Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your legatee, distributee,

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executor, administrator, guardian or custodian must present proof of his authority satisfactory to Commerce prior to being allowed to exercise this option.

       In the event of any change in the outstanding shares of the Common Stock of Commerce by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

       This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of Commerce. Commerce reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which Commerce deems, in its sole discretion, that such would violate a federal, state, local or securities exchange rule, regulation or law.

       Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

             (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of Commerce in the manner prescribed by the Code and the regulations thereunder;

              (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as Commerce may deem necessary or desirable; or

              (c) During any period of time in which Commerce deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause Commerce to be legally obligated to issue or sell more shares than Commerce is legally entitled to issue or sell.

              (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by Commerce in connection with the option exercise and (ii) the employee's portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

              (e) Until Commerce has registered its Common Stock under the Securities Exchange Act of 1934, as amended.

              The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

              (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be

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


issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to Commerce to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgements and agreements as Commerce may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

              (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

              "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to Commerce that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to Commerce that said registration is no longer required.

       The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

       It is the intention of Commerce and you that this option shall not be an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder.

       This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between Commerce and you with respect to the subject matter hereof and no amendment, modification or waiver of this option, in whole or in part, shall be binding upon Commerce unless in writing and signed by the President of Commerce. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New Jersey.



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

       Please sign the copy of this option and return it to Commerce's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.



                                         COMMERCE BANCORP, INC.





                                         By:
                                             ---------------------------------



I hereby acknowledge receipt of a copy of the foregoing stock option and, having read it, hereby signify my understanding of, and my agreement with, its terms and conditions.






---------------------------------           ---------------------------------
(Signature)                                 (Date)

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